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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ---------------


                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     June 4, 1998
                                                 ---------------------


                           SUMMIT TECHNOLOGY, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



       MASSACHUSETTS                    0-16937                 04-2897945
----------------------------          -----------           -------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)



                               21 HICKORY DRIVE
                         WALTHAM, MASSACHUSETTS 02154
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                   (Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (781) 890-1234
                                                    ---------------------




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     This Form 8-K/A is being filed for the purpose of updating the Exhibit attached hereto following discussions with the Staff regarding the Company's request for confidential treatment of certain portions of the Exhibit.



Exhibit Number                                Title
--------------                                -----
     2.1 Settlement and Dissolution Agreement Dated June 4, 1998 "Settlement Agreement") between Summit Technology, Inc., ET AL., and VISX, Inc., ET AL., with certain confidential portions redacted.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.



                                        SUMMIT TECHNOLOGY, INC.



                                        By: /s/ Robert J. Palmisano
                                            ----------------------------------
                                            Robert J. Palmisano
                                            Chief Executive Officer


Date: December 31, 1998







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